RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES	RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES
Trade Receivables
Trade receivables as of December 31, 2023 and December 31, 2022 were $538.2 million and $610.4 million, net of allowances for credit losses of $18.4 million and $18.0 million, respectively. Trade receivables are also recorded net of allowances for sales deductions under the scope of ASC 606, Revenue from Contracts with Customers.
As a result of Dole’s robust credit monitoring practices, the industry in which it operates and the nature of its customer base, the credit losses associated with trade receivables have historically not been significant in comparison to net revenue and gross trade receivables. The allowance for credit losses on trade receivables is measured on a collective pool basis, when the Company believes similar risk characteristics exist among customers. Trade receivables that do not share similar risk characteristics are evaluated on a case-by-case basis. Dole estimates expected credit losses based on ongoing monitoring of customer credit, macroeconomic indicators and historical credit losses based on customer and geographic region.
A rollforward of the allowance for credit losses for trade receivables for the years ended December 31, 2023 and December 31, 2022 was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$(21,416)
Additional provisions in the period	(9,624)
Recoveries of amounts previously reserved	7,477
Write-offs	2,120
Net impact from acquisitions and divestitures	36
Balance sheet reclassifications	2,256
Foreign exchange impact	1,150
Balance as of December 31, 2022	(18,001)
Net impact from acquisitions and divestitures	(179)
Additional provisions in the period	(10,500)
Recoveries of amounts previously reserved	8,497
Write-offs	3,725
Balance sheet reclassifications	(1,405)
Foreign exchange impact	(497)
Balance as of December 31, 2023	$(18,360)
Dole utilizes third-party trade receivables sales arrangements to help manage its liquidity. Certain arrangements contain recourse provisions in which Dole’s maximum financial loss is limited to a percentage of receivables sold under the arrangements. Dole derecognizes all sold receivables from the consolidated balance sheets, as it accounts for the transfers as sales under ASC 860, Transfers and Servicing.
Certain arrangements contain recourse provisions relating to the credit losses of sold receivables in which Dole’s maximum financial loss is limited to a percentage of receivables sold under the arrangements. On May 23, 2022, Dole entered into a new three-year committed trade receivables arrangement with recourse provisions. The maximum amount of receivables that can be sold under the new arrangement at any time is $255.0 million. Upon the execution of the new arrangement and initial derecognition of sold receivables, the Company received total gross cash proceeds $206.9 million, of which $39.3 million was used to repay certain facilities that were terminated as a result of the new agreement.
Total facility amounts under these recourse trade receivable arrangements were $255.0 million as of December 31, 2023. Total facility amounts under other non-recourse trade receivables arrangements were $30.0 million as of December 31, 2023 and December 31, 2022. The non-recourse facilities extend indefinitely but may be cancelled at any time by Dole or the banks.
For those arrangements with recourse provisions, a recourse liability is recorded at fair value and remeasured quarterly to take into account activity during the period, as well as changes in the estimate for anticipated credit losses. Changes in the recourse liability’s value attributable to revised estimates of anticipated credit losses have been and are expected to be immaterial, as the underlying receivables are short-term and do not have a high credit risk profile. The valuation of the recourse liability falls within Level 3 of the fair value hierarchy.
As of December 31, 2023, the Company had derecognized trade receivables under non-recourse facilities and facilities with recourse provisions of $13.2 million and $246.8 million, respectively. As of December 31, 2022, the Company had derecognized trade receivables under non-recourse facilities and facilities with recourse provisions of $11.9 million and $237.2 million, respectively. The carrying amount of the related recourse liability for the facilities with recourse provisions was $4.8 million and $4.5 million as of December 31, 2023 and December 31, 2022, respectively, which includes the amount related to the Fresh Vegetables division. This balance is recorded within accrued liabilities in the consolidated balance sheets.
During the years ended December 31, 2023, December 31, 2022 and December 31, 2021, the Company sold a total of $3.9 billion, $2.8 billion and $1.3 billion, respectively, of trade accounts receivables under these programs in exchange for cash for the face value of the sold receivables. The fees associated with the sales of such receivables are recorded in interest expense in the consolidated statements of operations and were $14.6 million and $5.3 million for the years ended December 31, 2023 and December 31, 2022 and not material for the year ended December 31, 2021. The Company continues to service sold receivables, and the fair value of any resulting servicing liability is immaterial.
Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions. The amounts disclosed include trade receivables sold in the Fresh Vegetables division. Upon exiting the Fresh Vegetables business, Fresh Vegetables’ position under the facility will be settled.
Grower Advances
Dole makes cash advances and materials advances to third-party growers for various production needs, including labor, fertilization, irrigation, pruning and harvesting costs, and additionally incurs other supply chain costs on behalf of third-party growers that are recorded as grower advance receivables. Some of these advances are secured by collateral owned by the growers.
Grower advances are categorized as either working capital advances or term advances. Working capital advances are made to the growers during a normal seasonal growing cycle to support operational working capital needs. These advances are short-term in nature and are intended to be repaid with excess cash proceeds from the current crop harvest. Short-term grower loans and advances, whether secured or unsecured, are classified as grower advance receivables, net, in the consolidated balance sheets.
Term advances are made to support longer-term grower investments. These advances are long-term in nature, are typically secured by long-term grower assets and usually involve a long-term supply agreement for the marketing of fruit. These advances typically have structured repayment terms which are payable over the term of the advance or supply agreement with excess cash proceeds from the crop harvest, after payment of any outstanding working capital advances. The term of supply agreements and term advances is generally one to ten years. The current portion of term advances is classified as grower advance receivables, net, and the non-current portion of term advances is classified as other assets in the consolidated balance sheets.
Both working capital advances and term advances may bear interest. Accrued interest on these arrangements has not historically been significant to the financial statements.
The following table summarizes growers advances as of December 31, 2023 and December 31, 2022 based on whether the advances are secured or unsecured:

	December 31, 2023		December 31, 2022
	Short-Term	Long-Term	Short-Term	Long-Term

	(U.S. Dollars in thousands)
Secured gross advances to growers and suppliers	$67,104	$13,197	$66,485	$8,317
Allowance for secured advances to growers and suppliers	(11,416)	(1,317)	(12,534)	—
Unsecured gross advances to growers and suppliers	62,693	6,391	56,196	5,316
Allowance for unsecured advances to growers and suppliers	(8,423)	(4,375)	(3,283)	(3,147)
Net advances to growers and suppliers	$109,958	$13,896	$106,864	$10,486
Of the $123.9 million and $117.4 million of net advances to growers and suppliers as of December 31, 2023 and December 31, 2022, respectively, $21.0 million and $12.9 million was considered past due.
Dole monitors the collectability of grower advances through periodic review of financial information received from growers. The allowance for credit losses for grower advances is monitored by management on a case-by-case basis, considering historical credit loss information for the grower, the timing of the growing season and expected yields, the fair value of the collateral, macroeconomic indicators, weather conditions and other miscellaneous contributing factors. Dole generally considers an advance to a grower to be past due when the advance is not fully recovered by the excess cash proceeds on the current year crop harvest or when the advance is not repaid by the excess cash proceeds by the end of the supply term agreement.
A rollforward of the allowance for expected credit losses related to grower advances for the years ended December 31, 2023 and December 31, 2022 was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$(12,083)
Additional provisions in the period	(6,955)
Recoveries of amounts previously reserved	2,147
Write-offs	1,247
Balance sheet reclassifications	(3,500)
Foreign exchange impact	180
Balance as of December 31, 2022	(18,964)
Additional provisions in the period	(12,222)
Recoveries of amounts previously reserved	1,401
Write-offs	5,398
Balance sheet reclassifications	(1,161)
Foreign exchange impact	17
Balance as of December 31, 2023	$(25,531)
Other Receivables
Other receivables, net, are recognized at net realizable value, which reflects the net amount expected to be collected. Current and non-current balances of other receivables are included in other receivables, net, and other assets, respectively, in the consolidated balance sheets. Other receivables primarily comprise value-added taxes (“VAT”) receivables, other receivables from government and tax authorities and non-trade receivables from customers, suppliers and other third parties. Based on the nature of these agreements, the timing of collection is dependent on many factors, including government legislation and the timing of settlement of the contract or arrangement.
Other receivables as of December 31, 2023 and December 31, 2022 were $138.4 million and $152.2 million, net of allowances for credit losses of $17.8 million and $21.5 million, respectively. Of these amounts outstanding, VAT receivables represent $43.1 million and $39.8 million, net of allowances of $11.7 million and $14.7 million, respectively. VAT receivables are primarily related to purchases by production units and are refunded by certain taxing authorities. As of December 31, 2023 and December 31, 2022, the allowance related to non-trade receivables from customers, suppliers and other third parties